Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
June 30, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  4.94%
      June, 1997  5.68%
      May, 1997  5.10%
      April, 1997  4.04%



Cash Yield                                              18.10%


Investor Charge Offs                                    4.78%


Base Rate                                               7.64%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       13.07%


Total Payment Rate                                      10.34%


Total Principal Balance                                $6,019,904,704.03


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $786,571,370.73